________________________________________________________________________________

                                  SCHEDULE 14A
                             (SECTION 240.14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)

Filed by the Registrant [x]

Filed by a party other than the Registrant [ ]

Check the appropriate box:


    [ ] Preliminary Proxy Statement


    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


    [x] Definitive Proxy Statement


    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                               TRIARC COMPANIES, INC.
                  (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                        N/A
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

                              -----------------------

Payment of Filing Fee (Check the appropriate box):

    [x] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        (1) Title of each class of securities to which transaction applies:

            _____________________________________

        (2) Aggregate number of securities to which transaction applies:

            ____________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            __________________________________

        (4) Proposed maximum aggregate value of transaction:

            __________________________________

        (5) Total fee paid:

            __________________________________

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid: ___________________

        (2) Form, Schedule or Registration Statement No.: ___________________

        (3) Filing Party: ___________________

        (4) Date Filed: ___________________

________________________________________________________________________________

[Logo]

                             TRIARC COMPANIES, INC.
                                280 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 451-3000


                                                              September 17, 2001


Dear Stockholders:

    It is our pleasure to invite you to join us at the Special Meeting of Stockholders of Triarc Companies, Inc. which will be held at 11:45 a.m., on October 25, 2001, at Bear, Stearns & Co., Inc., 245 Park Avenue, 5th Floor, Auditorium 5B, New York, New York 10167. The Board of Directors and management hope that many of you will be able to attend in person.

    At the meeting, you will be asked to consider and vote on a proposal to amend Article IV of Triarc's Certificate of Incorporation. The Board of Directors has unanimously approved and declared advisable the proposal and recommends that you vote FOR it.

    Notice of the Special Meeting and the Proxy Statement follow. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the meeting in person, please complete, sign, date and return the enclosed proxy. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy.

                                          Sincerely,

                                  NELSON PELTZ                        PETER W. MAY
                                  NELSON PELTZ                        PETER W. MAY
                                  Chairman and Chief                  President and Chief
                                  Executive Officer                   Operating Officer

[Logo]

                             TRIARC COMPANIES, INC.
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 25, 2001
                             11:45 A.M., LOCAL TIME

                              -------------------

    Notice is hereby given that a Special Meeting of Stockholders of Triarc Companies, Inc. will be held on October 25, 2001, at 11:45 a.m., local time, at Bear, Stearns & Co., Inc., 245 Park Avenue, 5th Floor, Auditorium 5B, New York, New York 10167, for the following purposes:

        (1) to amend the Certificate of Incorporation of the Company to
    (i) increase the total number of shares of capital stock which the Company has authority to issue to three hundred million (300,000,000) shares,
    (ii) eliminate the authorization of the existing Class B Common Stock,
    (iii) increase the total number of authorized shares of Preferred Stock to one hundred million (100,000,000) shares and (iv) authorize one hundred million (100,000,000) shares of new Class B Common Stock; and

        (2) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    Stockholders entitled to vote at the meeting or any adjournment or postponement thereof are holders of record of the Company's Class A Common Stock at the close of business on September 7, 2001.

                                          By Order of the Board of Directors

                                          STUART I. ROSEN
                                          STUART I. ROSEN
                                          Senior Vice President and
                                          Associate General Counsel, and
                                          Secretary


September 17, 2001



       YOUR VOTE IS IMPORTANT! STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             TRIARC COMPANIES, INC.
                                280 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 451-3000

                              -------------------
                                PROXY STATEMENT
                              -------------------

                                  INTRODUCTION

GENERAL


    The accompanying proxy is solicited by the Board of Directors (the 'Board of Directors' or the 'Board') of Triarc Companies, Inc. (the 'Company' or 'Triarc') in connection with the Special Meeting of Stockholders of the Company (the 'Meeting'), to be held on October 25, 2001, at 11:45 a.m., local time, at Bear, Stearns & Co., Inc., 245 Park Avenue, 5th Floor, Auditorium 5B, New York, New York 10167 and at any adjournment or postponement of the Meeting. This Proxy Statement and a proxy are first being mailed to stockholders on or about September 17, 2001. The mailing address of the Company's principal executive office is 280 Park Avenue, New York, New York 10017.


    When a proxy is returned properly dated and signed, the shares represented thereby will be voted by the persons named as proxies in accordance with each stockholder's directions. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy. If a proxy is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors FOR Proposal 1. Under the Company's By-laws (the 'By-laws'), business transacted at the Meeting is confined to the purposes stated in the Notice of the Meeting. The proxy being solicited does, however, convey discretionary authority to the persons named therein as proxies to vote on matters incident to the conduct of the Meeting. The proxy may be revoked by the stockholder at any time prior to the time it is voted by giving notice of such revocation either personally or in writing to the Secretary of the Company at the address provided above.

VOTING SECURITIES


    All holders of record of the Company's Class A Common Stock, par value $.10 per share (the 'Class A Common Stock'), at the close of business on September 7, 2001 are entitled to vote on all business of the Meeting. At the close of business on such day, the Company had 20,361,103 shares of Class A Common Stock outstanding and entitled to vote at the Meeting. Each share of Class A Common Stock entitles the holder to one vote per share. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast shall constitute a quorum. Broker 'non-votes' and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at the Meeting. A broker 'non-vote' occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.


    Under the General Corporation Law of the State of Delaware (the 'Delaware Law'), the state in which the Company is incorporated, the Company's Certificate of Incorporation and the By-laws, the affirmative vote of a majority of the outstanding shares of Class A Common Stock is required for approval of Proposal 1. Under the Delaware Law, abstentions and broker non-votes have the effect of votes against Proposal 1.


    The Company has been informed that the 5,982,867 shares of Class A Common Stock (constituting approximately 29.4% of the outstanding shares of Class A Common Stock as of August 31, 2001) owned by DWG Acquisition Group, L.P., a Delaware limited partnership of which Nelson Peltz and Peter W. May are the sole general partners ('DWG Acquisition'), will be voted in accordance with the recommendation of the Board of Directors FOR Proposal 1.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


    The following table sets forth the beneficial ownership as of August 31, 2001 by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock (constituting the only class of voting capital stock of the Company), each director of the Company who has such ownership, the Company's Chairman and Chief Executive Officer, the President and Chief Operating Officer and each of the other three (3) most highly compensated officers as of the end of the Company's last fiscal year. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.



                                                           AMOUNT AND
                NAME AND ADDRESS OF                        NATURE OF
                  BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP             PERCENT OF CLASS
                  ----------------                    --------------------             ----------------
DWG Acquisition Group, L.P  ........................    5,982,867 shares(1)                  29.4%
  1201 North Market Street
  Wilmington, DE 19801
Nelson Peltz .......................................    7,490,209 shares(1)(2)(3)            34.3%
  280 Park Avenue
  New York, NY 10017
Peter W. May .......................................    6,998,000 shares(1)(2)               32.8%
  280 Park Avenue
  New York, NY 10017
Lockheed Martin Investment
  Management Company................................    1,763,863 shares(4)                   8.7%
  6705 Rockledge Drive
  Bethesda, MD 20817-1814
Neuberger Berman Inc................................    1,232,875 shares(5)                   6.1%
Neuberger Berman, LLC
  605 Third Avenue
  New York, NY 10158
Hugh L. Carey.......................................       49,309 shares                       *
Clive Chajet........................................       39,800 shares(6)                    *
Joseph A. Levato....................................       54,375 shares                       *
David E. Schwab II..................................       39,440 shares                       *
Jeffrey S. Silverman................................       62,647 shares                       *
Raymond S. Troubh...................................       52,000 shares                       *
Gerald Tsai, Jr.....................................       37,912 shares                       *
John L. Barnes, Jr..................................      104,001 shares                       *
Eric D. Kogan.......................................       80,667 shares                       *
Brian L. Schorr.....................................       72,957 shares(7)                    *
Directors and Executive Officers as a group
  (19 persons)......................................    9,408,451 shares                     39.9%


                                                        (footnotes on next page)

(footnotes from previous page)

*  Less than 1%

(1) The Company is informed that DWG Acquisition has pledged such shares to a financial institution on behalf of Messrs. Peltz and May to secure loans made to them.

(2) Includes 5,982,867 shares held by DWG Acquisition, of which Mr. Peltz and Mr. May are the sole general partners.

(3) Includes 23,750 shares owned by a family limited partnership of which Mr. Peltz is a general partner. Mr. Peltz disclaims beneficial ownership of these shares.

(4) The information set forth herein with respect to Lockheed Martin Investment Management Company ('Lockheed Martin') is based solely on information contained in a Schedule 13G/A filed with the SEC on February 8, 2001 pursuant to the Exchange Act. Lockheed Martin is deemed to be the beneficial owner of 1,763,863 shares of Class A Common Stock. Lockheed Martin has sole voting and dispositive power over these shares.

    Lockheed Martin Master Retirement Trust, of which Lockheed Martin is the named fiduciary and investment adviser, has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, shares beneficially owned by Lockheed Martin in an amount exceeding 5%.

(5) The information set forth herein with respect to Neuberger Berman, LLC ('Neuberger LLC') and Neuberger Berman, Inc. (the parent holding company of Neuberger LLC, 'Neuberger Inc.') is based solely on information contained in a Schedule 13G/A filed with the SEC on February 6, 2001 pursuant to the Exchange Act. Neuberger LLC and Neuberger Berman Management Inc. ('Neuberger Management'), serve as sub-adviser and investment manager, respectively, of Neuberger Inc.'s various mutual funds. Neuberger LLC and Neuberger Management are deemed to be beneficial owners of 1,232,875 shares of Class A Common Stock. These shares are included as shares over which Neuberger LLC and Neuberger Management have shared voting and dispositive power. Neuberger LLC and Neuberger Management disclaim beneficial ownership of an additional 86,000 shares of Class A Common Stock owned by employees in their own personal securities accounts.

(6) Includes 1,300 shares owned by Mr. Chajet's wife, as to which shares Mr. Chajet disclaims beneficial ownership.

(7) Includes 100 shares owned by a minor child of Mr. Schorr, as to which shares Mr. Schorr disclaims beneficial ownership.

                              -------------------

    The above beneficial ownership table includes options to purchase shares of Class A Common Stock which have vested or will vest within 60 days of August 31, 2001 by the following persons:


                                                                 NUMBER OF SHARES
                  NAME OF BENEFICIAL OWNER                    REPRESENTED BY OPTIONS
                  ------------------------                    ----------------------
Nelson Peltz................................................     1,456,667 shares
Peter W. May................................................       968,333 shares
Hugh L. Carey...............................................        32,000 shares
Clive Chajet................................................        32,000 shares
Joseph A. Levato............................................        41,000 shares
David E. Schwab II..........................................        32,000 shares
Jeffrey S. Silverman........................................        20,000 shares
Raymond S. Troubh...........................................        32,000 shares
Gerald Tsai, Jr.............................................        35,000 shares
John L. Barnes, Jr..........................................       100,001 shares
Eric D. Kogan...............................................        66,667 shares
Brian L. Schorr.............................................        66,667 shares
Directors and Executive Officers as a group (19 persons)....     3,190,334 shares

                              -------------------

    Except for the arrangements relating to the shares described in footnote (1) to the beneficial ownership table, there are no arrangements known to the Company the operation of which may at a subsequent date result in a change in control of the Company.

                                  PROPOSAL 1.
            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

INTRODUCTION

    Article IV of the Company's Certificate of Incorporation currently provides that the total number of shares of capital stock which the Company is authorized to issue is one hundred fifty million (150,000,000), of which one hundred million (100,000,000) are shares of Class A Common Stock, par value ten cents ($.10) per share (the 'Class A Common Stock'), twenty five million are shares of Class B Common Stock, par value ten cents ($.10) per share (the 'Old Class B Common Stock'), and twenty five million (25,000,000) are shares of Preferred Stock, par value ten cents ($.10) per share (the 'Preferred Stock'). No shares of Old Class B Common Stock or Preferred Stock are currently outstanding.

    At the Special Meeting, the Company's stockholders are being asked to consider and vote upon a proposal to approve an amendment, in the form attached hereto as Annex A (the 'Amendment'), to Article IV of the Company's Certificate of Incorporation that would (i) increase the total number of shares of capital stock which the Company has authority to issue to three hundred million (300,000,000) shares, (ii) cancel the authorization of the Old Class B Common Stock, (iii) increase the total number of authorized shares of Preferred Stock to one hundred million (100,000,000) shares, and (iv) authorize one hundred million (100,000,000) shares of a new Class B Common Stock.

    The powers, designations, preferences, rights and qualifications, limitations or restrictions of the new Class B Common Stock will not be stated in the Amendment. Instead, the Amendment will authorize the Board to establish the powers, designations, preferences, rights and qualifications, limitations or restrictions thereof for the new Class B Common Stock, or any series thereof, in a resolution or resolutions of the Board of Directors of the Company providing for the issue of the new Class B Common Stock, or any series thereof, as set forth in a certificate of designation filed with the Secretary of State of the State of Delaware. The Company's current Certificate of Incorporation grants this power to the Board with respect to the Preferred Stock. The Amendment increases the number of authorized shares of Preferred Stock as to which this power relates.

    The Board of Directors has declared advisable and unanimously recommends that the stockholders of the Company approve the Amendment.

    If the Amendment is approved by the stockholders, the Company intends to file a Certificate of Amendment to the Certificate of Incorporation of the Company in accordance with the Amendment. The Amendment will be effective immediately upon the acceptance of this filing by the Secretary of State of the State of Delaware (the 'Effective Date'). Although the Company presently intends to file the Certificate of Amendment if the Amendment is approved by stockholders, the resolution of the stockholders will reserve to the Board of Directors the right to defer or abandon the Amendment and not file the Certificate of Amendment. The Company currently knows of no reason why the Amendment would not be filed if adopted by the stockholders.

    Following the Effective Date, the Board of Directors may approve the issuance of authorized shares at such times and to such persons and for such legal consideration as it may determine to be in the best interests of the Company and its stockholders without prior approval of or ratification by the stockholders.

REQUIRED VOTE

    Approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock.

DESCRIPTION OF THE AMENDMENT

    The full text of Article IV as proposed to be amended is set forth as Annex A to this Proxy Statement and is incorporated herein by reference. The following summary should be read in conjunction with, and is qualified in its entirety to reference to, Annex A.

    1. The Amendment will increase the total number of shares of capital stock which the Company is authorized to issue to three hundred million (300,000,000) shares.

    2. The Amendment will eliminate the authorization of the Old Class B Common Stock.

    3. The Amendment will increase the total number of authorized shares of Preferred Stock from twenty-five million (25,000,000) to one hundred million (100,000,000). The powers, designations and preferences, rights and qualifications, limitations or restrictions thereof for the Preferred Stock will not be stated in the Company's Certificate of Incorporation as amended by the Amendment. Instead, the powers, designations, preferences, rights and qualifications, limitations or restrictions thereof for the Preferred Stock or any series thereof may be stated and expressed in a resolution or resolutions of the Board of Directors of the Company providing for the issue of the Preferred Stock, or any series thereof, as set forth in a certificate of designation filed with the Secretary of State of the State of Delaware.

    4. The Amendment will authorize a new class of one hundred million (100,000,000) shares of Class B Common Stock. The powers, designations, preferences, rights and qualifications, limitations or restrictions thereof for the new Class B Common Stock will not be stated in the Company's Certificate of Incorporation as amended by the Amendment. Instead, the powers, designations, preferences, rights and qualifications, limitations or restrictions thereof for the new Class B Common Stock or any series thereof may be stated and expressed in a resolution or resolutions of the Board of Directors of the Company providing for the issue of the new Class B Common Stock or any series thereof, as set forth in a certificate of designation filed with the Secretary of State of the State of Delaware.

    The Company has no present plan or intention to issue any Preferred Stock or any of the new Class B Common Stock.

REASON FOR THE AMENDMENT

    In recent years a number of publicly-held companies have adopted capital structures utilizing two or more classes of common stock. After reviewing the Company's market liquidity, shareholder positions, growth objectives and capital structure and after consultation with the Company's financial and legal advisors, the Board of Directors believes that such a structure offers the Company a number of possible advantages that outweigh the potential disadvantages. The Board of Directors believes that the continued success and growth of the Company will be enhanced by the flexibility to issue stock to raise capital, acquire other companies and/or pay stock dividends. The Board of Directors believes that the Amendment will give the Board the flexibility to create a series of Preferred Stock or Class B Common Stock with the powers, designations, preferences, rights and qualifications, limitations or restrictions suitable or appropriate for a particular transaction without prior approval of or ratification by the stockholders.

CERTAIN POTENTIAL BENEFITS OF THE AMENDMENT

    After careful consideration, the Board has identified the following potential benefits of the Amendment for the Company and its stockholders:

    Increased flexibility in raising capital and in responding to future acquisition opportunities. The Company has followed, and continues to follow, a long term strategy for growth. The Board of Directors believes that this strategy will best maximize the value of the Company. The Board believes that implementation of the Amendment will provide the Company with increased flexibility to issue equity in the future in connection with acquisitions and to raise equity capital or to issue convertible debt as a means to finance future growth. For example, the Board of Directors could create a series of stock from the new Class B Common Stock with less than one vote per share or with no vote, which would substantially maintain the relative voting strength of the existing stockholders of the Company. Or the Board of Directors could create a series of the new Class B Common Stock with a guaranteed dividend for some period of time. The Board's ability to create a series of Preferred Stock, which might be convertible into Class A Common Stock or Class B Common Stock, further increases the Company's flexibility in raising capital and responding to future acquisition opportunities.

CERTAIN POTENTIAL DISADVANTAGES OF THE AMENDMENT

    In addition to the potential benefits of the Amendment discussed above, the Board also considered potential disadvantages of the Amendment, including the following:

    Uncertain effect on stock price. An issuance of shares of Class B Common Stock could affect the price of the Class A Common Stock. Many factors, including general market conditions, future performance of the Company and the performance of other companies which compete with the Company's operating subsidiaries, could cause fluctuations in the prices for both the Class A Common Stock and Class B Common Stock, and could cause the Class A Common Stock and Class B Common Stock to trade at different prices. The Company cannot predict the relative or absolute effect of the Amendment or any issuance of Class B Common Stock or Preferred Stock on the market price of the Class A Common Stock.

    Potential negative response of institutional investors. Implementation of the Amendment may affect the decision of certain institutional investors that would otherwise consider investing in the Class A Common Stock but who object to the capital structure implemented by the Amendment. To the extent that institutional investors avoid purchasing the Company's stock, the stock price may be negatively affected by the decreased demand.

    Risk of discounted value of Class B Common Stock or Preferred Stock in future acquisitions or financings. If the Amendment is approved and implemented, the Company could issue Class B Common Stock or Preferred Stock in future acquisitions, financings or offerings. If the Class B Common Stock or Preferred Stock trades at a discount to the Class A Common Stock, then acquisitions, financings or offerings involving the issuance of Class B Common Stock or Preferred Stock will be economically more dilutive to existing stockholders than such transactions would be if the Company issued Class A Common Stock. This dilution, if it occurs, will result in decreased earnings per share and lower stock prices for the Class A Common Stock, the Class B Common Stock and the Preferred Stock, as the case may be.

CERTAIN ANTI-TAKEOVER EFFECTS

    Currently, a person might not be able to succeed in a takeover of the Company without making an offer acceptable to Messrs. Peltz and May, because of their substantial ownership of voting stock. Adoption of the Amendment will not itself change the voting power of the existing stockholders, but it will give the Company more flexibility to issue common stock or preferred stock without substantial diminution of the voting power of the existing stockholders, because the Company could create one or more series of Class B Common Stock or Preferred Stock with less than one vote per share, or with no vote. The Company has considered doing that, but has no present intention of doing so. If the Company issued Class B Common Stock or Preferred Stock with less than one vote per share, or with no vote per share, the Amendment might reduce the possibility of the stockholders receiving and accepting a hostile takeover bid, which is often made at a premium over then-current market prices of the target company's stock. The flexibility to issue Class B Common Stock or Preferred Stock with less than one vote per share, or with no vote, if exercised, may also render more difficult or discourage mergers, proxy contests, removal of current management or other changes in control of the Company which may be desired by substantial holders of the Company's equity securities, if their holdings were primarily Class B Common Stock or Preferred Stock with less than one vote per share or with no vote per share.

    THE COMPANY HAS NO PRESENT PLAN OR INTENTION TO ISSUE ANY PREFERRED STOCK OR ANY OF THE NEW CLASS B COMMON STOCK.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                 OTHER MATTERS

EXPENSES OF SOLICITATION


    The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and regular employees of the Company and its subsidiaries, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone or other means. Solicitation will also be made by employees of Georgeson & Company, which firm will be paid a fee of approximately $10,000, plus expenses. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.


STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING


    From time to time, stockholders present proposals which may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. To be considered, proposals must be submitted on a timely basis. It is currently expected that the 2002 Annual Meeting will be held during the early part of June 2002, with the related proxy statement being first mailed to stockholders on or about April 29, 2002. To be considered for the 2002 Annual Meeting of Stockholders of the Company, proposals must be received by the Company no later than January 17, 2002, and must otherwise comply with Rule 14a-8 under the Exchange Act.


    Stockholders who do not wish to follow Rule 14a-8 under the Exchange Act in proposing a matter for action at the next annual meeting may also submit a proposal pursuant to the procedural requirements set forth in the Company's Certificate of Incorporation. Any such proposals must be specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the following requirements. Such notice must be delivered personally to, or mailed to and received at, the principal executive office of the Company addressed to the attention of the Secretary, not less than 45 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 55 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual or special meeting was mailed or such public disclosure was made, whichever first occurs. Such notice must set forth (i) a full description of each such item of business proposed to be brought before the meeting and the reasons for conducting such business at such meeting, (ii) the name and address of the person proposing to bring such business before the meeting, (iii) the class and number of shares held of record, held beneficially and represented by proxy by such person as of the record date for the meeting (if such date has then been made publicly available) and as of the date of such notice, (iv) if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the SEC pursuant to Section 14 of the Exchange Act, or any successor thereto, and the written consent of each such nominee to serve if elected, (v) any material interest of the stockholder in such item of business and (vi) all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act, or any successor thereto. Any questions relating to stockholder proposals should be submitted in writing to the Secretary of the Company, at 280 Park Avenue, New York, New York 10017.

                                          By Order of the Board of Directors

                                          STUART I. ROSEN
                                          STUART I. ROSEN
                                          Secretary


New York, New York
September 17, 2001

                                    ANNEX A
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             TRIARC COMPANIES, INC.
    (PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF
                                   DELAWARE)

    Triarc Companies, Inc., a corporation organized and existing under the laws of the State of Delaware (the 'Corporation'), does hereby certify as follows:

    1. The name of the Corporation is Triarc Companies, Inc.

    2. The date of filing of the Certificate of Incorporation of the Corporation with the Secretary of State was May 6, 1994.

    3. This Certificate of Amendment amends the Certificate of Incorporation, as amended on June 4, 1997 and now in effect, to (a) eliminate the shares of the currently authorized Class B Common Stock, par value ten cents ($.10) per share (the 'Existing Class B Common Stock'), (b) authorize a new class of common stock, designated as Class B Common Stock (the 'Class B Common Stock'), (c) increase the total number of authorized shares of Preferred Stock, par value ten cents ($.10) per share, from twenty-five million (25,000,000) to one hundred million (100,000,000) and (d) increase the total number of shares of stock (the 'Capital Stock') that the Corporation shall have the authority to issue to three hundred million (300,000,000).

    4. The first paragraph of Article IV of the Certificate of Incorporation is hereby amended to read in its entirety as follows: 'The total number of shares of all classes of stock (the 'Capital Stock') which the Corporation shall have the authority to issue is three hundred million (300,000,000) of which

          (a) one hundred million (100,000,000) shall be shares of Class A Common Stock, par value ten cents ($.10) per share (the 'Class A Common Stock');

          (b) one hundred million (100,000,000) shall be shares of Class B Common Stock, par value ten cents ($.10) per share (the 'Class B Common Stock,' and together with the Class A Common Stock, the 'Common Stock'); and

          (c) one hundred million (100,000,000) shall be shares of Preferred Stock, par value ten cents ($.10) per share (the 'Preferred Stock').'

    5. Part A of Article IV of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

          'A. Powers and Rights of Class A Common Stock and Class B Common
    Stock.

          SECTION 1: Voting Power of Class A Common Stock. The holders of Class A Common Stock shall possess voting powers for the election of directors and for all other corporate purposes, each share of Class A Common Stock being entitled to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; PROVIDED, HOWEVER, that, except as otherwise required by law or as provided in Section 2 below, the holders of Class A Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any

    Certificate of Designation relating to any series of Class B Common Stock) that relates solely to the terms of one or more outstanding series of Class B Common Stock, if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Class B Common Stock).

          SECTION 2: Class B Common Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of the Class B Common Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a 'Class B Common Stock Designation'), to establish from time to time the number of shares to be included in each such series, and to fix, to the fullest extent permitted by law, the designation, powers (if any), preferences (if any), and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Class A Common Stock, without a separate class vote of the holders of the Class B Common Stock, or of any series thereof.'

    6. Section 2 of Part B, Article IV of the Certificate of Incorporation is hereby deleted in its entirety and replaced by Section 3 of Part B of
       Article IV.

    7. Part C of Article IV of the Certificate of Incorporation is hereby deleted in its entirety and replaced by Part D of the Certificate of Incorporation.

    8. Such amendment was duly adopted in accordance with the provisions of
       Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, the Corporation has authorized the undersigned to execute this Certificate of Amendment of the Certificate of Incorporation of the Corporation this __ day of _______, 2001.

                                          TRIARC COMPANIES, INC.

                                          By: ____________________

                                                                      APPENDIX 1



--------------------------------------------------------------------------------

                             TRIARC COMPANIES, INC.

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, OCTOBER 25, 2001

         A Special Meeting of Stockholders of Triarc Companies, Inc. will be held on Thursday, October 25, 2001, at 11:45 a.m., local time, at Bear, Stearns & Co., Inc., 245 Park Avenue, 5th Floor, Auditorium 5B, New York, New York, for the purposes listed on the reverse side:

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                        Special Meeting of Stockholders
                             TRIARC COMPANIES, INC.

                           Thursday, October 25, 2001

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

        Please mark your
A [X]   votes as in this
        example using
        dark ink only.


                                                 FOR   AGAINST   ABSTAIN

1. Proposal to approve an amendment to           [ ]     [ ]       [ ]
   the Company's Certificate of
   Incorporation as described in the Proxy
   Statement.

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders entitled to vote at the meeting or any adjournment or postponement thereof are holders of record of the Company's Class A Common Stock at the close of business on September 7, 2001.

Your vote is Important! Stockholders are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. You may nevertheless vote in person if you attend the meeting.

Signature:_______________ Date:_____  Signature:_______________ Date:_____

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY,
      ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND INDICATE TITLE. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE IS REQUIRED TO SIGN.

--------------------------------------------------------------------------------

                                                                      APPENDIX 2


--------------------------------------------------------------------------------

                             TRIARC COMPANIES, INC.

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, OCTOBER 25, 2001

         A Special Meeting of Stockholders of Triarc Companies, Inc. will be held on Thursday, October 25, 2001, at 11:45 a.m., local time, at Bear, Stearns & Co., Inc., 245 Park Avenue, 5th Floor, Auditorium 5B, New York, New York, for the purposes listed on the reverse side:

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------

                       SPECIAL MEETING OF STOCKHOLDERS OF

                             TRIARC COMPANIES, INC.

                           Thursday, October 25, 2001

Co.#__________                                                 Acct. #__________

                          ---------------------------
                           PROXY VOTING INSTRUCTIONS
                          ---------------------------

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

                          ----------------------------
YOUR CONTROL NUMBER IS -->
                          ----------------------------

WHEN PROXY PROOF IS OKAYED PLEASE SIGN & DATE IT HERE___________________________



                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

        Please mark your
A [X]   votes as in this
        example using
        dark ink only.


                                                 FOR   AGAINST   ABSTAIN

1. Proposal to approve an amendment to           [ ]     [ ]       [ ]
   the Company's Certificate of
   Incorporation as described in the Proxy
   Statement.

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders entitled to vote at the meeting or any adjournment or postponement thereof are holders of record of the Company's Class A Common Stock at the close of business on September 7, 2001.

Your vote is Important! Stockholders are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. You may nevertheless vote in person if you attend the meeting.

Signature:_______________ Date:_____  Signature:_______________ Date:_____

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY,
      ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND INDICATE TITLE. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE IS REQUIRED TO SIGN.

--------------------------------------------------------------------------------